Exhibit 10.7

Smart for Life, Inc.

990 Biscayne Blvd., Suite 503

Miami, FL 33132

May 24, 2023

Joseph X. Xiras

[  ]

[  ]

Mr. Xiras:

Reference is made to that certain Original Issue Discount Secured Subordinated Note in the principal amount of $2,272,727.27 issued by Smart for Life, Inc., a Nevada corporation (the “Company”) to Joseph X. Xiras (the “Holder”) on July 29, 2022 (the “Note”). The Note was issued pursuant to that certain Note Purchase Agreement, dated July 29, 2022, by and among the Company and the Holder (the “Note Purchase Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Note.

The Company and the Holder desire to amend the repayment terms of the Note as set forth herein. The Company and the Holder acknowledge that to date, the scheduled totaling an aggregate of $315,897, have not been made (the “Past Due Payments”).

A. The Company and the Holder desire and agree that Section 2 of the Note is hereby amended such that:

(i)	The Maturity Date of the Note shall mean August 1, 2029 and the principal and interest shall be amortized on a 84-month straight-line basis and payable in accordance with the amortization schedule set forth on Exhibit A hereto (the “Amortization Schedule”).

(ii)	Each monthly Scheduled Payment of $45,141.05 (the “Original Monthly Payment Amount”) as set forth on the Amortization Schedule shall be increased to $67,711.58, representing 150% of the Original Monthly Payment Amount (the “Increased Monthly Payment Amount”), and shall be payable monthly, beginning on the first business day of the first full month following the completion of the Company’s proposed public offering of securities pursuant to a Registration Statement on Form S-1 (the “S-1 Offering”), but in no event shall the first Increased Monthly Payment Amount be made later than June 30, 2023.

(iii)	Thereafter, the Company shall continue to pay the Increased Monthly Payment Amount on the monthly Payment Dates listed on the Amortization Schedule, with the difference between the Original Monthly Payment Amount and the Increased Monthly Payment Amount that is paid each month pursuant to paragraph (i) above being applied toward the Past Due Payments, and shall continue until such time that the Past Due Payments are paid in full.

(iv)	Following the payment in full of the Past Due Payments pursuant to paragraph (ii) and (iii) above, no further Increased Monthly Payment Amounts will be owing, and the Company will make all subsequent monthly payments under the Note in the Original Monthly Payment Amount.

B. The Company and the Holder desire and agree that Section 8 of the Note is hereby amended such that, in addition to the Guarantors under the Note, Alfonso J. Cervantes, Jr., the Company’s Executive Chairman, is an additional Guarantor under the Note, his agreement to which is evidenced by his signature hereto.

C. As further consideration for the terms described herein:

(i)	Within three (3) business days of the date hereof, the Company shall issue to Holder 5,000 shares of its common stock, par value $0.0001 per share (the “Shares”), on customary instruments and/or other documents in form and substance reasonably satisfactory to Holder. Holder hereby acknowledges and agrees that the Shares are not and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and cannot be sold, transferred, pledged or otherwise disposed of without registration under the Securities Act or pursuant to an exemption therefrom.

(ii)	Upon the completion of the Company’s S-1 Offering but in no event later than June 30, 2023, the Company will (A) make an additional payment to Holder in the amount of $45,141.05, and (B) pay to Holder an amount in cash equal to the accrued but unpaid interest on the Note as of the date of the closing of the S-1 Offering which is currently estimated to be $209,332.97.

Except as amended as set forth above, the Note shall continue in full force and effect.

[Signature page follows]

By signing below, the parties hereto hereby consent and agree to amend the terms of the Note as set forth above.

Very truly yours,

COMPANY

Smart for Life, Inc.

By:	/s/ Alfonso J. Cervantes, Jr.
Name:	Alfonso J. Cervantes, Jr.
Title:	Executive Chairman

GUARANTOR

By:	/s/ Alfonso J. Cervantes, Jr.
Name:	Alfonso J. Cervantes, Jr.

AGREED AND ACKNOWLEDGED:

HOLDER

By:	/s/ Joseph X. Xiras
Name:	Joseph X. Xiras

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